SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) August 2, 2006
GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)
Delaware

(State or Other Jurisdiction of Incorporation)

333-130782	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)
(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)
No Change

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
          The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the issuance of Series 2006-3 Class A Asset Backed Notes, Series 2006-3 Class B Asset Backed Notes and Series 2006-3 Class C Asset Backed Notes by GE Dealer Floorplan Master Note Trust described in the Series 2006-3 final prospectus dated August 1, 2006.
Item 9.01 Financial Statements and Exhibits
          (a) Not applicable
          (b) Not applicable
          (c) Not applicable
          (d) Exhibits

Exhibit No.	Document Description
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.

Dated: August 2, 2006	By:	/s/ Fred Robustelli
Name: Fred Robustelli
Title: Vice President